[Farmers Insurance Group Logo]

                                     FARMERS NEW WORLD LIFE INSURANCE COMPANY(R)
                                     Home Office: 3003 77th Avenue S.E.,
                                     Mercer Island, Washington 98040
                                     (206) 232-8400

                                     Variable Policy Service Office:
                                     PO Box 724208, Atlanta, GA 31139
                                     (877) 376-8008



August 25, 2005


Dear Farmers Client:

I am pleased to provide you with the semiannual fund reports for the investment options offered by your Farmers LifeAccumulator Variable Life policy. These reports provide an update on each portfolio's performance as of June 30, 2005. Portfolio performance does not take into account the fees charged by the policy. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

I hope that you find the enclosed information helpful. If you have any questions concerning your policy or contract, please do not hesitate to call your Farmers Insurance and Financial Services Agent or our Service Center toll-free at (877) 376-8008.

We appreciate and value your business, and look forward to serving you in the future.


Sincerely,



/s/ Harris Mortensen
Harris Mortensen
Director of Annuities and
  Variable Products


The following documents accompany this letter to contract owners and are hereby incorporated by reference:

Document 1. The Semiannual Report of Fidelity Variable Insurance Products Funds dated June 30, 2005, that was filed with the Securities and Exchange Commission on August 31, 2005 (File No. 811-05511).

Document 2. The Semiannual Report of Franklin Templeton Variable Insurance Products Trust dated June 30, 2005, that was filed with the Securities and Exchange Commission on August 29, 2005 (File No. 811-05583).

Document 3. The Semiannual Report of Goldman Sachs Variable Insurance Trust dated June 30, 2005, that was filed with the Securities and Exchange Commission on September 1, 2005 (File No. 811-08361).

Document 4. The Semiannual Report of Janus Aspen Series dated June 30, 2005, that was filed with the Securities and Exchange Commission on August 25, 2005 (File No. 811-07736).

Document 5. The Semiannual Report of Scudder Investments VIT Funds dated June 30, 2005, that was filed with the Securities and Exchange Commission on August 25, 2005 (File No. 811-07507).

Document 6. The Semiannual Report of Scudder Variable Series II dated June 30, 2005, that was filed with the Securities and Exchange Commission on August 30, 2005 (File No. 811-05002).

Document 7. The Semiannual Report of WM Variable Trust dated June 30, 2005, that was filed with the Securities and Exchange Commission on September 2, 2005 (File No. 811-07462).


Distributed by:
Farmers Financial Solutions, LLC, 2423 Galena Ave, Simi Valley, CA 93065
(805) 306-3400